UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2018

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Express Scripts Holding Company (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at the Company’s principal executive offices on Thursday, May 10, 2018. Of the 561,531,099 shares outstanding and entitled to vote, 498,417,216 shares were represented at the meeting, or an 88.8% quorum. The results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1. Election of Directors. All of the nominees nominated by the Board of Directors for director were elected to serve until the next annual meeting or until their respective successors are elected and qualified, by the votes set forth in the table below.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Maura C. Breen	428,093,055	18,605,800	462,939	51,255,422
William J. DeLaney	436,883,778	8,009,621	2,268,395	51,255,422
Elder Granger, M.D., MG, USA (Retired)	444,718,695	1,999,604	443,495	51,255,422
Nicholas J. LaHowchic	426,508,757	20,167,169	485,868	51,255,422
Thomas P. Mac Mahon	385,495,911	61,180,507	485,376	51,255,422
Kathleen M. Mazzarella	445,765,030	972,075	424,689	51,255,422
Frank Mergenthaler	436,205,929	10,476,987	478,878	51,255,422
Woodrow A. Myers, Jr., M.D.	432,658,340	14,052,050	451,404	51,255,422
Roderick A. Palmore	435,756,841	10,937,315	467,638	51,255,422
George Paz	430,579,274	16,114,448	468,072	51,255,422
William L. Roper, M.D., MPH	444,813,292	1,905,276	443,226	51,255,422
Seymour Sternberg	424,518,607	22,155,767	487,420	51,255,422
Timothy Wentworth	442,830,959	3,872,335	458,500	51,255,422

Proposal 2. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2018 was ratified by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN
488,457,878	9,352,348	606,990

Proposal 3. The stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
395,187,921	50,941,391	1,032,482	51,255,422

Proposal 4. A stockholder proposal requesting the Company to report annually to the Board and stockholders identifying whether there exists a gender pay-gap among the Company’s employees and other related disclosures was rejected by the stockholders, by the vote set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
66,670,361	374,415,080	6,076,353	51,255,422

Proposal 5. A stockholder proposal requesting the Board annually review and publicly report on its cyber risk was rejected by the stockholders, by the vote set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
130,082,145	311,465,389	5,614,260	51,255,422

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: May 14, 2018	By:	/s/ Martin P. Akins
Martin P. Akins Senior Vice President and General Counsel

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